EXHIBIT 10.1

                             2000 STOCK OPTION PLAN

                 AS AMENDED AND RESTATED AS OF DECEMBER 1, 2004


      1. Purpose. The purpose of this Plan is to strengthen theglobe.com, inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock Awards (as each term is herein defined). This Plan is now amended and restated in the following form effective as of December 1, 2004.

      2. Definitions. For purposes of the Plan:

            2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

            2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Restricted Stock Award and setting forth the terms and conditions thereof.

            2.3 "Board" means the Board of Directors of the Company.

            2.4 "Cause" means:

      (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

      (b) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

      (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).


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            2.5 "Change in  Capitalization"  means any  increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a
reclassification,   recapitalization,  merger,  consolidation,   reorganization,
spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

            2.6 "Code" means the Internal Revenue Code of 1986, as amended.

            2.7 "Committee" means a committee, as described in section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

            2.8 "Company" means theglobe.com, inc., a Delaware corporation.

            2.9 "Consultant" means any consultant or advisor that qualifies as an "employee" within the meaning of rules applicable to Form S-8, as in effect from time to time, of the Securities Act of 1933, as amended.

            2.10 "Director" means a director of the Company.

            2.11 "Disability" means:

      (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

      (b) in all other cases, the term "Disability" as used in the Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

            2.12 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Restricted Stock subject to the conditions set forth herein.

            2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            2.14 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.


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            2.15 "Formula Option" means an Option granted pursuant to Section 6.

            2.16 "Grantee" means a person to whom a Restricted Stock Award has been granted under the Plan.

            2.17 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

            2.18 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

            2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

            2.20 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

            2.21 "Optionee" means a person to whom an Option has been granted under the Plan.

            2.22 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

            2.23 "Permitted Transferee" means an Optionee's immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners. For this purpose, "immediate family" of an Optionee means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

            2.24 "Plan" means theglobe.com, inc. 2000 Stock Option Plan.

            2.25 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

            2.26 "Restricted Stock" means Shares of restricted stock issued or transferred to an Eligible Individual pursuant to Section 8.

            2.27 "Restricted Stock Award" means an award of Shares of Restricted Stock issued or transferred to an Eligible Individual pursuant to Section 8.

            2.28 "Shares" means the Common Stock, par value $0.001 per share, of the Company.


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            2.29  "Subsidiary"  means  any  corporation  which  is a  subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

            2.30 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424 (a) of the Code applies.

            2.31 "Ten-Percent Stockholder" means an Eligible Individual, who, at, the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (l0%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

      3. Administration.

            3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

            3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

            3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

      (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

      (b) select those Eligible Individuals to whom Restricted Stock Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted, the terms and conditions (which need not be identical) of each such Restricted Stock Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;


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      (c) to  construe  and  interpret  the  Plan  and  any  Agreements  granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, the Grantees and all other persons having any interest therein;

      (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

      (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

      (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

      4. Stock Subject to the Plan; Grant Limitations.

            4.1 The maximum number of Shares that may be made the subject of Options and Restricted Stock Awards granted under the Plan is eight million (8,000,000). Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

            4.2 Upon the granting of an Option or Restricted Stock Award, the number of Shares available under Section 4.1 for the granting of further Options and Restricted Stock Awards shall be reduced by the number of Shares in respect of which the Option or Restricted Stock Award is granted; provided, however, that if any Option (other than an Incentive Stock Option) is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

            4.3 Whenever any outstanding Option or Restricted Stock Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Restricted Stock Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Restricted Stock Award may again be the subject of Options or Restricted Stock Awards granted hereunder.


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      5. Option Grants for Eligible Individuals.

            5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

            5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set, forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

            5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

            5.4 Vesting. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

            5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the grant.

            5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.


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      6. Option Grants for Nonemployee Directors.

            6.1 Grant. At the time when no further Shares are available for future grant pursuant to the Company's 1998 Stock Option Plan, Formula Options shall be granted to Eligible Directors as follows:

      (a) Initial Grant for Subsequent Eligible Directors. Each Eligible Director who becomes a Director for the first time while this Plan is in effect, shall, upon becoming a Director, be granted Formula Option in respect of 25,000 Shares.

      (b) Annual Grant. Each Eligible Director shall be granted a Formula Option in respect of 7,500 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

      All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of the Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options. An Eligible Director shall be granted Formula Options under this Plan only if the number of Shares subject to a Formula Option under the Company's 1998 Stock Option Plan is less than the amount of Shares required by such plan.

            6.2 Purchase Price. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

            6.3 Vesting. Subject to Section 7.4, each Formula Option granted pursuant to this Section 6 shall become fully vested and exercisable with respect to an incremental 25% of the Shares subject thereto on each of the first four anniversaries of the date of grant; provided, however, in each case, that the Optionee continues to serve as a Director as of such date of vesting. Notwithstanding the foregoing (i) if an Optionee's service as a Director terminates for any reason, other than for Cause, then each Formula Option held by such Optionee shall become fully and immediately vested and exercisable as of such date of termination and (ii) if an Optionee's service as a Director terminates for Cause, then each Formula Option held by such Optionee, whether or not then vested and exercisable, shall immediately terminate and the Optionee shall have no further rights in such Formula Option as of such date of termination.

            6.4 Duration. Subject to Section 7.4, each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:


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      (a) If an Optionee's service as a Director terminates for any reason other than for Cause, the Optionee (or in the event of death, by the person or persons to whom such rights shall pass by will or the laws of descent or distribution) may for a period of two (2) years after such termination exercise his or her Formula Option, after which time the Formula Option shall automatically terminate in full.

      (b) If an Optionee's service as a Director terminates for Cause, the Formula Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

      7. Terms and Conditions Applicable to All Options.

            7.1  Non-Transferability.  No option  shall be  transferable  by the
Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to a Permitted Transferee, and for purposes of the Plan, such Permitted Transferee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

            7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

            7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.


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            7.4 Effect of Certain Transactions.

            (a) In the event of a merger or consolidation of the Company with or into another corporation, or the sale of substantially all of the assets of the Company (a "Transaction"), each outstanding Option shall be assumed, or an equivalent option shall be substituted, by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions and restrictions which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Optionee shall have the right to exercise the Option as to all of the Shares subject to the Option as described below, including Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

            (b) Notwithstanding anything to the contrary contained in Section 7.4(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Sections 5.4 and/or 6.3, the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per share of Common Stock equal to the excess of (i) the consideration payable per share of Common Stock in connection with such transaction, over (ii) the purchase price per Share subject to the Option.

      8. Restricted Stock.

            8.1 Grant. The Committee may grant Restricted Stock Awards to Eligible Individuals, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Restricted Stock Awards shall be subject to the terms and provisions set forth below in this Section 8.

            8.2 Rights of Grantees. Shares of Restricted Stock granted hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Restricted Stock Award is granted provided that the Grantee has executed such documents which the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.


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

            8.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

            8.4 Lapse of Restrictions. Subject to Section 8.5, restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Restricted Stock Award shall set forth any such restrictions.

            8.5 Effect of Certain Transactions. Unless the Committee shall determine otherwise at the time of the grant of a Restricted Stock Award, upon the occurrence of a Transaction, the Restricted Stock Award shall be assumed, or an equivalent award shall be substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Restricted Stock Award shall remain subject to all of the conditions and restrictions which were applicable to the Restricted Stock Award prior to such Transaction. In the event that the Successor Corporation refuses to or does not assume the Restricted Stock Award or substitute an equivalent award therefor, any and all restrictions upon Shares of Restricted Stock shall lapse as of the date of the Transaction. The Agreement evidencing the Award shall set forth any such provisions.

            8.6 Treatment of Dividends. At the time a Restricted Stock Award is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

            8.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

      9. Effect of a Termination of Employment. The Agreement evidencing the grant of each Option or Restricted Stock Award shall set forth the terms and conditions applicable to such Option or Restricted Stock Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company or a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Restricted Stock Award is granted or thereafter.


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

      10. Adjustment Upon Changes in Capitalization.

      (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options and Restricted Stock Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options and Restricted Stock Awards may be granted to any Eligible Individual during any three (3) consecutive calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options and Restricted Stock Awards granted under the Plan and the exercise price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under
Section 6.

      (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

      (c) Subject to Section 7.4 and Section 8.5, if, by reason of a Change in Capitalization, an Optionee or Grantee shall be entitled to an Option or Shares of Restricted stock in respect of new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option or restricted Stock Award prior to such Change in Capitalization.

      11. Effect of Certain Transactions.

      Subject to Section 7.4, Section 8.5 or as otherwise provided in an Agreement, in the event of a Transaction, the Plan and the Options and Restricted Stock Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options and Restricted Stock Awards, upon exercise of any Option or the lapsing of any restrictions on Restricted Stock, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

      12. Interpretation.

      The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.


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

      13. Pooling Transactions.

      Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Transaction which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

      14. Termination and Amendment of the Plan or Modification of Options and Restricted Stock Awards. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Restricted Stock Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

      (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Restricted Stock Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, as applicable, nor shall any amendment, modification, suspension or termination deprive any Optionee or any Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

      (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

      15. Non-Exclusivity of the Plan.

      The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      16. Limitation of Liability.

      As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

      (a) give any person any right to be granted an Option or Restricted Stock Award other than at the sole discretion of the Committee;

      (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

      (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

      (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

      17. Regulations and Other Approvals; Governing Law.

            17.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

            17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Restricted Stock granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

            17.4 Each Option and Restricted Stock Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of Options or Restricted Stock, or the issuance of Shares pursuant thereto, no Options or Restricted Stock shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

            17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving a Restricted Stock Award or Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.


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

      18. Miscellaneous.

            18.1 Multiple Agreements. The terms of each Option and Restricted Stock Award may differ from other Options and Restricted Stock Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Restricted Stock Award to a given Eligible
Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Restricted Stock Awards previously granted to that Eligible Individual.

            18.2 Withholding of Taxes.

      (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement, at the time of grant or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

      (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

      19. Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.


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